Crawford Dividend Growth Fund

Class C Shares

Supplement to Prospectus dated April 29, 2005

Effective April 11, 2006, the minimum initial investment for the Class C Shares of the Fund has been lowered to $2,500.

This Supplement, and the Prospectus dated April 29, 2005, 2005, provide information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information of the Fund dated April 29, 2005, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling the Fund at 1-866-726-0044.

This Supplement is dated April 11, 2006